Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010	2009					2008					2007	2006
	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	Dec. 31/ YTD
Period-End Balance Sheet
Total assets	$7,592,907	$7,710,672	$7,710,672	$7,678,434	$7,767,312	$8,252,576	$8,528,341	$8,528,341	$8,246,655	$8,311,025	$8,315,368	$8,091,518	$8,441,526
Securities HTM - amortized cost	90,449	84,182	84,182	83,860	86,245	81,566	84,306	84,306	85,982	94,580	95,651	97,671	91,380
Securities AFS - fair market value	1,152,039	1,266,760	1,266,760	1,349,669	1,450,082	1,901,919	2,216,186	2,216,186	2,024,881	2,106,461	2,100,602	2,080,046	2,387,788
FHLB and FRB stock	59,428	56,428	56,428	54,768	54,768	54,768	54,767	54,767	54,767	54,767	54,767	54,767	54,886
Loans:
Commercial and industrial	1,454,714	1,438,063	1,438,063	1,484,601	1,457,413	1,508,175	1,490,101	1,490,101	1,485,541	1,448,723	1,396,665	1,347,481	1,413,263
Agricultural	200,527	209,945	209,945	200,955	210,675	219,178	216,814	216,814	234,755	281,002	257,505	235,498	158,305
Real estate - office, retail, and industrial	1,239,583	1,212,965	1,212,965	1,151,276	1,117,748	1,086,987	1,025,241	1,025,241	999,319	951,776	908,098	824,078	895,666
Real estate - residential construction	276,322	313,919	313,919	400,502	458,913	466,195	509,059	509,059	509,974	510,818	515,052	505,194	451,186
Real estate - commercial construction	138,994	134,680	134,680	196,198	204,042	232,675	258,253	258,253	229,492	246,668	255,463	244,904	209,064
Real estate - commercial land	94,668	96,838	96,838	105,264	121,383	107,540	98,322	98,322	92,658	141,272	139,987	143,289	144,146
Real estate - multifamily	348,178	333,961	333,961	342,807	305,976	311,865	286,963	286,963	237,506	218,805	209,087	217,266	278,009
Real estate - other commercial	790,502	798,983	798,983	753,429	759,132	725,311	729,329	729,329	683,446	627,036	591,973	661,480	592,065
Real estate - 1-4 family	139,840	139,983	139,983	138,862	171,186	185,486	198,197	198,197	205,851	213,295	224,895	220,741	215,464
Consumer	512,546	523,909	523,909	532,174	534,303	543,716	547,784	547,784	545,040	542,960	547,040	563,741	651,776

Total loans	5,195,874	5,203,246	5,203,246	5,306,068	5,340,771	5,387,128	5,360,063	5,360,063	5,223,582	5,182,355	5,045,765	4,963,672	5,008,944
Other Assets:
Covered assets	207,609	223,245	223,245	—	—	—	—	—	—	—	—	—	—
Bank owned life insurance	198,201	197,962	197,962	197,681	197,564	199,070	198,533	198,533	207,390	206,132	203,987	203,535	196,598
Goodwill and other intangibles	280,477	281,479	281,479	281,614	282,592	283,570	284,548	284,548	285,643	286,737	287,141	288,235	292,658
Deposits:
Demand deposits	1,129,777	1,133,756	1,133,756	1,069,870	1,058,553	1,046,660	1,040,763	1,040,763	1,056,905	1,077,659	1,060,545	1,064,684	1,124,081
Interest bearing deposits	4,734,327	4,751,523	4,751,523	4,679,283	4,708,103	4,461,722	4,544,991	4,544,991	4,601,379	4,707,504	4,661,017	4,714,177	5,043,135

Total deposits	5,864,104	5,885,279	5,885,279	5,749,153	5,766,656	5,508,382	5,585,754	5,585,754	5,658,284	5,785,163	5,721,562	5,778,861	6,167,216
Fed funds purchased and repurchase agreements	194,355	238,390	238,390	265,917	566,794	685,016	737,598	737,598	928,966	676,571	569,662	665,164	612,608
Other borrowed funds	147,808	452,786	452,786	450,382	225,382	850,736	960,736	960,736	625,737	813,337	844,064	599,064	569,660
Subordinated debt	137,737	137,735	137,735	157,717	232,342	232,375	232,409	232,409	232,442	232,476	232,509	230,082	228,674
Stockholders’ equity	1,143,768	941,521	941,521	983,579	892,053	903,612	908,279	908,279	718,909	724,034	737,927	723,975	751,014
Stockholders’ equity, excluding OCI	1,162,646	960,187	960,187	999,796	941,535	941,082	926,321	926,321	770,716	759,983	747,260	735,702	766,302
Stockholders’ equity, common	950,768	748,521	748,521	790,579	699,053	710,612	715,949	715,949	718,909	724,034	737,927	723,975	751,014
Stockholders’ equity, common excluding OCI	969,646	767,187	767,187	806,796	748,535	748,082	733,991	733,991	770,716	759,983	747,260	735,702	766,302
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	192,330	192,330	—	—	—	—	—
Average Balance Sheet
Total assets	$7,665,781	$8,064,109	$7,764,163	$7,877,055	$8,195,690	$8,428,879	$8,225,440	$8,365,535	$8,275,818	$8,187,594	$8,070,724	$8,091,333	$8,255,764
Securities - HTM taxable	8,072	8,520	11,625	7,396	7,454	7,571	7,670	7,575	7,647	7,701	7,756	9,450	9,848
Securities - HTM tax-exempt	77,821	77,464	77,834	77,470	79,129	75,398	84,718	78,089	82,213	90,682	87,991	88,099	91,046
Securities - AFS taxable	574,746	890,848	652,354	711,552	990,358	1,217,308	1,171,264	1,195,909	1,192,899	1,162,348	1,133,390	1,268,389	1,456,220
Securities - AFS tax-exempt	638,193	770,380	660,076	721,872	810,485	892,169	936,933	917,418	931,565	943,278	955,745	906,905	998,727
FHLB and FRB stock	58,495	55,081	56,013	54,768	54,768	54,768	54,767	54,767	54,767	54,767	54,767	54,774	59,056
Total loans	5,197,499	5,348,979	5,304,690	5,346,769	5,366,393	5,378,905	5,149,879	5,275,981	5,205,188	5,097,586	5,018,767	4,943,479	4,869,360
Covered loans	208,663	28,049	111,281	—	—	—	—	—	—	—	—	—	—
Other earning assets	55,275	102,801	52,324	210,667	129,716	16,921	35,310	58,231	24,868	37,327	20,676	30,507	10,892

Total earning assets	6,818,764	7,282,122	6,926,197	7,130,494	7,438,303	7,643,040	7,440,541	7,587,970	7,499,147	7,393,689	7,279,092	7,301,603	7,495,149
Deposits:
Demand deposits	1,124,320	1,061,208	1,115,096	1,056,188	1,044,033	1,028,617	1,043,972	1,043,596	1,053,530	1,053,339	1,025,320	1,055,251	1,052,413
Savings deposits	759,786	751,386	744,876	749,995	762,375	748,350	792,524	748,065	784,646	823,196	814,764	754,009	653,321
NOW accounts	922,179	984,529	953,772	1,062,708	1,026,432	893,687	935,429	923,643	983,364	953,808	880,505	900,956	924,539
Money market deposits	1,110,519	937,766	1,079,943	995,132	903,728	768,202	787,218	737,658	770,967	818,815	822,154	859,864	867,775

Core transactional deposits	3,916,804	3,734,889	3,893,687	3,864,023	3,736,568	3,438,856	3,559,143	3,452,962	3,592,507	3,649,158	3,542,743	3,570,080	3,498,048
Time deposits > $100,000	649,600	703,487	677,171	697,421	741,356	698,301	802,500	738,486	839,495	830,166	802,149	827,907	746,036
Time deposits < $100,000	1,307,145	1,297,720	1,331,556	1,241,024	1,247,992	1,371,370	1,369,879	1,444,120	1,330,535	1,331,445	1,373,034	1,491,995	1,683,866

Total time deposits	1,956,745	2,001,207	2,008,727	1,938,445	1,989,348	2,069,671	2,172,379	2,182,606	2,170,030	2,161,611	2,175,183	2,319,902	2,429,902

Total deposits	5,873,549	5,736,096	5,902,414	5,802,468	5,725,916	5,508,527	5,731,522	5,635,568	5,762,537	5,810,769	5,717,926	5,889,982	5,927,950
FFP, repos, other borrowed funds	477,323	1,118,792	661,976	870,397	1,261,949	1,694,928	1,438,908	1,638,037	1,476,403	1,331,195	1,307,398	1,131,700	1,339,826
Subordinated debt	137,736	208,621	143,816	226,693	232,358	232,391	231,961	232,425	232,458	232,492	230,458	227,756	206,449

Total funding sources	6,488,608	7,063,509	6,708,206	6,899,558	7,220,223	7,435,846	7,402,391	7,506,030	7,471,398	7,374,456	7,255,782	7,249,438	7,474,225
Stockholders’ equity	1,119,866	927,673	983,595	905,347	907,421	913,809	764,731	845,755	735,022	745,128	732,458	750,111	695,020
Stockholders’ equity, common	926,866	734,673	790,595	712,347	714,421	720,809	750,497	789,128	735,022	745,128	732,458	750,111	695,020
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	193,000	14,234	56,627	—	—	—	—	—

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010	2009					2008					2007	2006
	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	Dec. 31/ YTD
Income Statement
Interest income	$81,779	$341,751	$82,370	$82,762	$85,139	$91,480	$409,207	$97,933	$101,486	$101,313	$108,475	$476,961	$476,409
Interest expense	13,841	90,219	16,429	21,781	24,748	27,261	162,610	32,920	38,728	40,987	49,975	236,832	224,550

Net interest income	67,938	251,532	65,941	60,981	60,391	64,219	246,597	65,013	62,758	60,326	58,500	240,129	251,859
Loan loss provision	18,350	215,672	93,000	38,000	36,262	48,410	70,254	42,385	13,029	5,780	9,060	7,233	10,229
Service charges on deposit accounts	8,381	38,754	9,977	10,046	9,687	9,044	44,987	11,206	11,974	11,385	10,422	45,015	40,036
Trust and investment management fees	3,593	14,059	3,704	3,555	3,471	3,329	15,130	3,420	3,818	3,945	3,947	15,701	14,269
Other service charges, commissions, and fees	4,172	16,529	4,280	4,222	4,021	4,006	18,846	4,554	4,834	4,456	5,002	22,183	20,135
Card-based fees	3,893	15,826	4,000	4,023	4,048	3,755	16,143	3,868	4,141	4,236	3,898	15,925	13,777

Subtotal, total fee-based revenue	20,039	85,168	21,961	21,846	21,227	20,134	95,106	23,048	24,767	24,022	23,269	98,824	88,217
Bank owned life insurance income	248	2,263	281	282	1,159	541	(2,369)	(8,858)	1,882	2,145	2,462	8,033	7,616
Security (losses) gains, net	3,057	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)	(34,215)	(1,746)	(4,618)	4,968	(50,801)	4,269
Gain on FDIC-assisted transaction	—	13,071	13,071	—	—	—	—	—	—	—	—	—	—
Gains on early extinguishment of debt	—	15,258	1,267	13,991	—	—	—	—	—	—	—	—	—
Other income	977	5,132	939	1,946	2,373	(126)	(3,119)	(2,104)	(1,209)	874	(680)	4,197	3,181

Total noninterest income	24,321	123,002	31,747	31,090	31,394	28,771	54,007	(22,129)	23,694	22,423	30,019	60,253	103,283
Salaries and employee benefits	26,884	106,548	27,592	27,416	28,229	23,311	99,910	20,356	26,996	26,368	26,190	111,598	106,201
Occupancy and equipment expense	8,168	31,724	7,661	7,837	7,389	8,837	33,334	8,421	8,216	7,979	8,718	32,594	30,380
FDIC insurance	2,532	13,673	2,720	2,558	6,034	2,361	1,065	301	261	251	252	747	763
Other real estate expense, net	10,787	23,459	15,693	3,461	3,301	1,004	3,409	1,289	637	1,165	318	972	843
Other intangibles amortization	1,003	3,929	994	979	978	978	4,378	1,095	1,094	1,095	1,094	4,423	4,039
Acquisition and restructure charges	—	—	—	—	—	—	—	—	—	—	—	36	1,753
Other expenses	16,099	55,455	15,861	14,389	13,302	11,903	52,209	15,119	11,232	13,087	12,771	48,767	48,636

Total noninterest expense	65,473	234,788	70,521	56,640	59,233	48,394	194,305	46,581	48,436	49,945	49,343	199,137	192,615
Pre-tax earnings	8,436	(75,926)	(65,833)	(2,569)	(3,710)	(3,814)	36,045	(46,082)	24,987	27,024	30,116	94,012	152,298
Income taxes	355	(50,176)	(28,342)	(5,920)	(6,373)	(9,541)	(13,291)	(19,192)	796	27	5,078	13,853	35,052

Net income	$8,081	$(25,750)	$(37,491)	$3,351	$2,663	$5,727	$49,336	$(26,890)	$24,191	$26,997	$25,038	$80,159	$117,246

Net income applicable to common shares	$5,428	$(35,551)	$(39,542)	$773	$63	$3,155	$48,482	$(27,568)	$24,149	$26,922	$24,979	$80,094	$117,189
Basic earnings per common share	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$0.56	$0.52	$1.62	$2.39
Diluted earnings per common share	$0.08	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$0.55	$0.51	$1.62	$2.37
Weighted average shares outstanding	70,469	50,034	54,152	48,942	48,501	48,493	48,462	48,487	48,470	48,459	48,433	49,295	49,102
Weighted average diluted shares outstanding	70,469	50,034	54,152	48,942	48,501	48,493	48,515	48,508	48,499	48,519	48,537	49,586	49,463
Tax equivalent adjustment (1)	$4,252	$19,658	$4,448	$4,691	$5,091	$5,428	$22,225	$5,496	$5,572	$5,603	$5,554	$20,906	$23,551
Net interest income (FTE) (1)	$72,190	$271,190	$70,389	$65,672	$65,482	$69,647	$268,822	$70,509	$68,330	$65,929	$64,054	$261,035	$275,410
Common stock and related per common share data:
Book value	$12.84	$13.66	$13.66	$14.43	$14.22	$14.61	$14.72	$14.72	$14.80	$14.90	$15.20	$14.94	$15.01
Tangible book value	9.05	8.52	8.52	9.29	8.47	8.78	8.87	8.87	8.92	9.00	9.28	8.99	9.16
Dividends declared per share	0.010	0.040	0.010	0.010	0.010	0.010	1.155	0.225	0.310	0.310	0.310	1.195	1.120
Market price - period high	14.43	20.25	11.50	11.64	12.00	20.25	40.09	28.97	40.09	29.36	31.98	39.31	39.52
Market price - period low	10.37	5.94	9.09	6.19	5.94	5.96	13.56	13.65	13.56	18.65	24.38	29.67	32.62
Closing price at period end	$13.55	$10.89	$10.89	$11.27	$7.31	$8.59	$19.97	$19.97	$24.24	$18.65	$27.77	$30.60	$38.68
Closing price to book value	1.1	0.8	0.8	0.8	0.5	0.6	1.4	1.4	1.6	1.3	1.8	2.0	2.6
Period end shares outstanding	74,046	54,793	54,793	54,800	49,161	48,628	48,630	48,630	48,590	48,584	48,561	48,453	50,025
Period end treasury shares	11,741	12,176	12,176	12,169	12,165	12,698	12,696	12,696	12,736	12,742	12,765	12,873	11,301
Number of shares repurchased	—	—	—	—	—	—	5	—	—	1	4	1,767	23
Common dividends	$740	$2,020	$492	$556	$486	$486	$56,206	$10,955	$15,088	$15,084	$15,079	$58,765	$56,033
Preferred dividends	$2,413	$9,650	$2,413	$2,412	$2,413	$2,412	$670	$670	$—	$—	$—	$—	$13,736
Other Key Ratios/Data:
Return on average common equity (2)	2.38%	-4.84%	-19.84%	0.43%	0.04%	1.78%	6.46%	-13.90%	13.07%	14.53%	13.72%	10.68%	16.86%
Return on average assets (2)	0.43%	-0.32%	-1.92%	0.17%	0.13%	0.28%	0.60%	-1.28%	1.16%	1.33%	1.25%	0.99%	1.42%
Net interest margin (1)	4.28%	3.72%	4.04%	3.66%	3.53%	3.67%	3.61%	3.71%	3.63%	3.58%	3.53%	3.58%	3.67%
Yield on average earning assets (1)	5.10%	4.96%	4.98%	4.88%	4.86%	5.12%	5.80%	5.43%	5.69%	5.81%	6.29%	6.82%	6.67%
Cost of funds	1.05%	1.50%	1.17%	1.48%	1.61%	1.73%	2.56%	2.03%	2.40%	2.61%	3.23%	3.82%	3.50%
Efficiency ratio (1)	58.41%	57.86%	58.48%	59.13%	61.45%	52.33%	53.49%	59.06%	50.30%	51.67%	54.02%	52.50%	50.53%
Net noninterest expense ratio (2)	2.34%	1.76%	2.42%	1.64%	1.69%	1.34%	1.27%	1.64%	1.11%	1.13%	1.21%	1.09%	1.13%
Effective income tax rate	4.2%	66.1%	43.1%	230.4%	171.8%	250.2%	-36.9%	41.6%	3.2%	0.1%	16.9%	14.7%	23.0%
Full time equivalent employees - end of period	1,729	1,739	1,739	1,751	1,766	1,767	1,809	1,809	1,792	1,828	1,833	1,856	1,892
Number of bank offices	94	94	94	94	94	97	97	97	98	98	99	99	99
Number of automated teller machines	129	127	127	127	128	130	129	129	130	130	131	131	130

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010	2009					2008					2007	2006
	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	Dec. 31/ YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$1,188,859	$1,008,836	$1,008,836	$947,040	$915,129	$921,904	$921,548	$921,548	$910,987	$897,482	$893,182	$861,841	$887,908
Risk-Based Capital Data:
Preferred stock	$190,392	$190,233	$190,233	$190,076	$189,921	$189,768	$189,617	$189,617	$—	$—	$—	$—	$—
Common stock	858	670	670	670	613	613	613	613	613	613	613	613	613
Accumulated paid in capital	434,704	252,322	252,322	251,423	193,623	211,325	210,698	210,698	207,503	206,113	206,011	207,851	205,044
Retained earnings	815,395	810,626	810,626	851,178	850,950	851,339	837,390	837,390	875,947	866,844	854,931	844,972	823,787
Treasury stock	(278,703)	(293,664)	(293,664)	(293,551)	(293,572)	(311,963)	(311,997)	(311,997)	(313,347)	(313,587)	(314,295)	(317,734)	(263,142)
Trust preferred securities	84,730	84,730	84,730	84,730	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Minority interest	3	5	5	111	111	111	111	111	111	111	111	111	111
Unrealized loss on equity securities	—	—	—	—	(46)	(238)	(126)	(126)	(136)	(119)	(49)	(25)	—
Intangible assets	(280,477)	(281,479)	(281,479)	(281,614)	(282,592)	(283,570)	(284,548)	(284,548)	(285,643)	(286,737)	(287,141)	(288,235)	(292,658)

Tier 1 capital	966,902	763,443	763,443	803,023	784,008	782,385	766,758	766,758	610,048	598,238	585,181	572,553	598,755
Tier 2 capital	131,227	131,940	131,940	149,073	179,709	182,844	182,675	182,675	169,727	166,018	164,690	161,708	162,266

Total capital	$1,098,129	$895,383	$895,383	$952,096	$963,717	$965,229	$949,433	$949,433	$779,775	$764,256	$749,871	$734,261	$761,021

Risk-adjusted assets	$6,381,679	$6,433,094	$6,433,094	$6,234,283	$6,335,010	$6,600,684	$6,609,359	$6,609,359	$6,475,903	$6,436,784	$6,448,210	$6,340,614	$6,259,983
Tangible common equity	670,291	467,042	467,042	508,965	416,461	427,042	431,401	431,401	433,266	437,297	450,786	435,740	458,356
Tangible common equity excluding OCI	689,169	485,708	485,708	525,182	465,943	464,512	449,443	449,443	485,073	473,246	460,119	447,467	473,644
Adjusted average assets	7,404,939	7,496,478	7,496,478	7,636,913	7,945,014	8,151,469	8,146,655	8,146,655	8,040,248	7,912,959	7,796,065	7,671,104	8,207,822
Tier 1 capital / risk-based assets	15.15%	11.87%	11.87%	12.88%	12.38%	11.85%	11.60%	11.60%	9.42%	9.29%	9.08%	9.03%	9.56%
Tier 1 common capital / risk-based assets	10.80%	7.55%	7.55%	8.43%	7.36%	7.04%	6.79%	6.79%	7.49%	7.35%	7.14%	7.06%	7.57%
Total capital / risk-based assets	17.21%	13.92%	13.92%	15.27%	15.21%	14.62%	14.36%	14.36%	12.04%	11.87%	11.63%	11.58%	12.16%
Leverage ratio	13.06%	10.18%	10.18%	10.52%	9.87%	9.60%	9.41%	9.41%	7.59%	7.56%	7.51%	7.46%	7.29%
Tangible common equity ratio	9.17%	6.29%	6.29%	6.88%	5.56%	5.36%	5.23%	5.23%	5.44%	5.45%	5.62%	5.58%	5.62%
Tangible common equity ratio, excluding OCI	9.42%	6.54%	6.54%	7.10%	6.23%	5.83%	5.45%	5.45%	6.09%	5.90%	5.73%	5.73%	5.81%
Tangible common equity / risk-based assets	10.50%	7.26%	7.26%	8.16%	6.57%	6.47%	6.53%	6.53%	6.69%	6.79%	6.99%	6.87%	7.32%

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2010	2009					2008					2007	2006
	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/ YTD	Dec. 31/ YTD
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$38,095	$28,193	$28,193	$45,134	$41,542	$33,245	$15,586	$15,586	$13,961	$5,222	$6,770	$9,128	$8,803
Agricultural	2,532	2,673	2,673	2,384	452	12	12	12	12	12	12	362	18
Real estate - office, retail, and industrial	18,204	21,396	21,396	15,738	13,058	12,769	2,533	2,533	1,195	1,125	730	552	—
Real estate - residential construction	93,412	112,798	112,798	138,593	143,231	107,766	97,060	97,060	28,335	11,664	4,081	107	720
Real estate - multifamily	8,349	12,486	12,486	15,910	10,632	6,989	1,387	1,387	2,827	3,016	1,361	3,480	1,918
Real estate - other commercial	41,829	53,221	53,221	25,818	21,262	16,013	6,914	6,914	1,833	873	243	1,439	1,245
Real estate - 1-4 family	5,826	5,819	5,819	4,975	1,034	1,756	857	857	795	671	909	583	1,413
Consumer	7,826	7,629	7,629	8,253	6,042	4,991	3,419	3,419	4,359	2,653	2,967	2,796	2,092

Total non-accrual loans	216,073	244,215	244,215	256,805	237,253	183,541	127,768	127,768	53,317	25,236	17,073	18,447	16,209
Loans past due 90 days and still accruing	7,995	4,079	4,079	5,960	26,071	73,929	36,999	36,999	37,316	37,510	33,479	21,149	12,810

Total non-performing loans	224,068	248,294	248,294	262,765	263,324	257,470	164,767	164,767	90,633	62,746	50,552	39,596	29,019
Restructured, accruing loans	5,168	30,553	30,553	26,718	18,877	1,063	7,344	7,344	3,731	2,061	1,942	7,391	—
Other real estate owned	62,565	57,137	57,137	57,945	50,640	38,984	24,368	24,368	23,697	7,042	8,607	6,053	2,727

Total non-accrual loans	291,801	335,984	335,984	347,428	332,841	297,517	196,479	196,479	118,061	71,849	61,101	53,040	31,746
Loans past due 30-89 days and still accruing	28,018	37,912	37,912	44,346	38,128	54,311	116,206	116,206	104,769	185,186	116,431	100,820	88,568
Reserve for loan losses (RLL):
RLL	$144,824	$144,808	$144,808	$134,269	$127,528	$116,001	$93,869	$93,869	$69,811	$66,104	$64,780	$61,800	$62,370
Loan loss provision	18,350	215,672	93,000	38,000	36,262	48,410	70,254	42,385	13,029	5,780	9,060	7,233	10,229
Net charge-offs by category:
Commercial	4,463	55,004	23,320	12,585	7,006	12,093	13,026	5,601	1,899	2,338	3,188	4,925	5,792
Agricultural	141	180	180	—	—	—	38	—	(4)	42	—	10	(9)
Real estate - office, retail, and industrial	1,644	7,856	3,265	3,496	217	878	732	699	2	31	—	—	—
Real estate - residential construction	4,452	62,642	38,315	5,181	8,427	10,719	15,780	9,227	5,856	138	559	231	—
Real estate - multifamily	512	3,483	2,325	29	1,086	43	1,796	164	(40)	830	842	490	1,050
Real estate - other commercial	4,719	21,517	11,851	6,400	3,197	69	1,248	397	62	116	673	(34)	344
Real estate - 1-4 family	120	930	168	216	326	220	576	57	239	104	176	145	138
Consumer	2,283	13,121	3,037	3,352	4,476	2,256	4,989	2,182	1,308	857	642	2,036	2,872

Total net charge-offs	18,334	164,733	82,461	31,259	24,735	26,278	38,185	18,327	9,322	4,456	6,080	7,803	10,187
Asset Quality ratios:
Non-accrual loans / loans	4.16%	4.69%	4.69%	4.84%	4.44%	3.41%	2.38%	2.38%	1.02%	0.49%	0.34%	0.37%	0.32%
Non-performing loans / loans	4.31%	4.77%	4.77%	4.95%	4.93%	4.78%	3.07%	3.07%	1.74%	1.21%	1.00%	0.80%	0.58%
Non-performing assets / loans plus OREO	5.55%	6.39%	6.39%	6.48%	6.17%	5.48%	3.65%	3.65%	2.25%	1.38%	1.21%	1.07%	0.63%
Non-accrual loans / total assets	2.85%	3.17%	3.17%	3.34%	3.05%	2.22%	1.50%	1.50%	0.65%	0.30%	0.21%	0.23%	0.19%
Loan loss ratios:
RLL / loans	2.79%	2.78%	2.78%	2.53%	2.39%	2.15%	1.75%	1.75%	1.34%	1.28%	1.28%	1.25%	1.25%
RLL / non-accrual loans	67.03%	59.30%	59.30%	52.28%	53.75%	63.20%	73.47%	73.47%	130.94%	261.94%	379.43%	335.01%	384.79%
RLL / non-performing loans	64.63%	58.32%	58.32%	51.10%	48.43%	45.05%	56.97%	56.97%	77.03%	105.35%	128.15%	156.08%	214.93%
Net charge-offs to average net loans	1.43%	3.08%	6.17%	2.32%	1.85%	1.98%	0.74%	1.38%	0.71%	0.35%	0.49%	0.16%	0.21%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.